MERRILL LYNCH ASSET INCOME FUND, INC.

        Supplement dated March 13, 2000 to the Prospectus dated April 30, 1999


     Effective on or about April 30, 2000, Merrill Lynch Asset Income Fund, Inc. (the "Fund") will cease to offer its shares for sale to the public. Shareholders of the Fund may continue to elect to have dividends reinvested pursuant to the Fund's automatic dividend reinvestment plan as described in the Fund's current prospectus.


Code #18235-0499ALL(2)